LEGG MASON GLOBAL TRUST, INC.

                               SUPPLEMENT TO THE:
                            PRIMARY SHARES PROSPECTUS
                           NAVIGATOR SHARES PROSPECTUS
                                DATED MAY 1, 1999


      Effective September 15, 1999, Legg Mason Global Government Trust will change its name to Legg Mason Global Income Trust and the following changes will take effect:

      The Fund will expand its core strategies to include corporate, mortgage-backed and asset-backed debt securities. The Fund will maintain its global mandate, but will add investment grade and a limited amount of below investment grade debt of non-governmental issuers to its current mix of sovereign credits in developed and emerging markets. Specifically, the Fund will invest a minimum of 25% of its assets in government and sovereign debt, rather than the current minimum of 75%.

      In contrast to the sovereign debt obligations that the Fund has emphasized in the past, corporate debt may be subject to greater credit risk, I.E., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the Fund invests; however, the ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

      The Fund will retain its current overall standard of credit quality by investing a minimum of 75% of its assets in investment grade securities. The Fund's investment objective - capital appreciation and current income in order to achieve an attractive total return consistent with prudent investment risk - will also remain unchanged.

      Investors in the Fund will receive a revised prospectus on or about September 15, 1999 reflecting the Fund's new investment strategies. Please read it carefully.



                      THE DATE OF THIS SUPPLEMENT IS AUGUST 13, 1999.